UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Venture, Suite 220 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 808-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Capital Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

On November 12, 2026, Mobix Labs, Inc. (the “Company”) and Special Project Delivery, Inc. (“SPD”) mutually agreed to terminate their August 13, 2026 Agreement and Plan of Merger pursuant to Section 8.1(a), following their inability to obtain a fairness opinion supporting the transaction. The termination was amicable, with no termination fees payable, and the parties remain open to future collaboration.

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2026, the Company issued a press release regarding preliminary results for the three months ended December 31, 2026. The press release is furnished as Exhibit 99.1 hereto.

Item 8.01 Other Events.

The Company hereby announces that its board of directors approved the Company’s 1-for-7 reverse stock split (the “Reverse Split”) of the Company’s Class A common stock, par value $0.00001 per share (the “Common Stock”). The Reverse Split was approved by the stockholders of the Company at the special meeting held on October 2, 2026.

The Reverse Split is expected to legally take effect at 4:00 p.m. Eastern Time, on November 16, 2026. The Common Stock is expected to begin trading on a post-split adjusted basis on November 17, 2026. The Reverse Split is intended to increase the per share trading price of the Company’s Class A common stock to enable the Company to maintain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

The 1-for-7 Reverse Split will automatically convert every 7 current shares of the Company’s Common Stock into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded up to the nearest whole share.

The Reverse Split will reduce the number of shares of outstanding Common Stock from approximately (i) 23,646,570 shares of Class A common stock, to approximately 3,378,082 shares of Class A common stock. The total authorized number of shares will not be reduced. Proportional adjustments will also be made to the exercise and conversion prices of the Company’s outstanding stock options, warrants, and convertible securities, and to the number of shares issued and issuable under the Company’s stock incentive plans.

Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares through a bank, broker, or other nominee will have their positions automatically adjusted to reflect the Reverse Split, subject to brokers’ particular processes, and will not be required to take any action in connection with the Reverse Split.

Additional information regarding the Reverse Stock Split is available in the Company’s definitive proxy statement originally filed with the U.S. Securities and Exchange Commission (SEC) on September 14, 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our annual meeting of stockholders, our plans, objectives, and expectations for business operations, funding, and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations regarding the timing and implementation of the Reverse Stock Split and the commencement of trading of the Company’s post-split Common Stock, sustainability of the Company’s ability to maintain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, and the impact of the Reverse Stock Split on the Company’s securityholders. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2025 and any risk factors disclosed in any subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this Current Report on Form 8-K. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

Dated: November 13, 2026	/s/ Keyvan Samini
Keyvan Samini
President and Chief Financial Officer